PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (the "Agreement") dated as of April 3, 2001, is by and between F.Y.I. INCORPORATED, a Delaware corporation ("Debtor"), and BANK OF AMERICA, N.A., as Administrative Agent for the "Lenders" as that term is defined below (the "Secured Party").

R E C I T A L S:

A.                Debtor entered into that certain Credit Agreement dated as of April 3, 2001, with the financial institutions that are parties thereto (each individually a "Lender" and collectively, the "Lenders") and the Secured Party, as Administrative Agent for the Lenders (such Agreement as it may be amended or otherwise modified from time to time herein referred to as the "Credit Agreement").

B.                The execution and delivery of this Agreement is required by the Credit Agreement as a condition to making extensions of credit thereunder on and after the Closing Date.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Administrative Agent and Lenders to enter into the Credit Agreement, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

Section 1.1.  Definitions.  As used in this Agreement, the following terms have the following meanings:

"Collateral" has the meaning specified in Section 2.1 of this Agreement.

"Obligations" means as such term is defined in the Credit Agreement, and includes, without limitation, all present and future indebtedness, liabilities and obligations of Debtor to the Secured Party and the Lenders under the Credit Agreement and the other Loan Documents.

"Pledged Shares" means the shares of capital stock or other equity, partnership or membership interests described on Schedule 1.1 attached hereto or on Schedule 1 to an amendment to this Agreement in the form of Exhibit A hereto.

"Proceeds" means any "proceeds," as such term is defined in Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

"UCC" means the Uniform Commercial Code as in effect in the State of Texas; provided, that if, by applicable law, the perfection or effect of perfection or non-perfection of the security interest created hereunder in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

Section 1.2.  Other Definitional Provisions.  Terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement.  References to "Sections," "subsections," "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided.  All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined.  All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations.  References to particular sections of the UCC should be read to refer also to parallel sections of the UCC as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located.  Terms used herein, which are defined in the UCC, unless otherwise defined herein or in the Credit Agreement, shall have the meanings determined in accordance with the UCC.

ARTICLE II

Security Interest

Section 2.1.  Security Interest.  As collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise) and all obligations, indebtedness and liability of Debtor to Secured Party and the Lenders arising under the Loan Documents, Debtor hereby pledges and collaterally assigns to the Secured Party, and grants to the Secured Party a continuing lien on and security interest in, all of Debtor's right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

(a)           the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares;

(b)           all additional shares of stock of the Subsidiaries of Debtor from time to time owned or acquired by Debtor in any manner, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such shares; and

(c)           all products and Proceeds, in cash or otherwise, of any of the property described in the foregoing clauses (a) and (b).

Section 2.2.  Debtor Remains Liable.  Notwithstanding anything to the contrary contained herein, (a) Debtor shall remain liable under the documentation included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights or remedies hereunder shall not release Debtor from any of its duties or obligations under such documentation, (c) the Secured Party shall not have any obligation under any of such documentation included in the Collateral by reason of this Agreement, and (d) the Secured Party shall not be obligated to perform any of the obligations of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

ARTICLE III

Representations and Warranties

To induce the Secured Party and the Lenders to enter into this Agreement and the Credit Agreement, Debtor represents and warrants to the Secured Party and the Lenders that:

Section 3.1.  Office Locations; Fictitious Names.  The chief place of business and the chief executive office of Debtor is located at the place identified on Schedule 3.1.  Schedule 3.1 also sets forth all other places where Debtor keeps its books and records and all other locations where Debtor has a place of business.  Debtor does not do business and has not done business during the past five years under any trade-name or fictitious business name except as disclosed on Schedule 3.1.

Section 3.2.  Delivery of Collateral.  Except as provided by Section 4.1, as of the date hereof Debtor has delivered to Secured Party all collateral the possession of which is necessary to perfect the security interest of Secured Party therein.  Immediately upon Debtor's receipt of any Pledged Shares, Debtor shall deliver such Pledged Shares, endorsed in blank, to Secured Party.

ARTICLE IV

Covenants

Debtor covenants and agrees with the Secured Party that until the Obligations are paid and performed in full, all Commitments of the Secured Party and the Lenders to Debtor have expired or have been terminated and no Letter of Credit remains outstanding:

Section 4.1.  Further Assurances.  At any time and from time to time, upon the request of the Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further agreements, documents and instruments and take such further action as the Secured Party may reasonably deem necessary or appropriate to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.  Without limiting the generality of the foregoing, Debtor shall, upon request by the Secured Party, (a) execute and deliver to the Secured Party such financing statements as the Secured Party may from time to time require; (b) take such action as the Secured Party may request to permit the Secured Party to have control over any Collateral; (c) deliver to the Secured Party all Collateral the possession of which is necessary to perfect the security interest therein, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party; except that, prior to the occurrence of an Event of Default and when the same shall no longer be continuing, Debtor may:

(i)                retain any letters of credit received in the ordinary course of business, and

(ii)                retain and utilize in the ordinary course of business all dividends and interest paid in respect to any of the Pledged Shares or any other Collateral;

and (d) execute and deliver to the Secured Party such other agreements, documents and instruments as the Secured Party may reasonably require to perfect and maintain the validity, effectiveness and priority of the Liens intended to be created by the Loan Documents.

Section 4.2.  Corporate Changes.  Debtor shall not change its name, identity or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless Debtor shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Secured Party to protect its Liens and the perfection and priority thereof required by the Loan Documents.  Debtor shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Secured Party to cause its security interest in the Collateral to be perfected with the priority required by the Loan Documents.

Section 4.3.   Voting Rights; Distributions, Etc.  So long as no Event of Default shall have occurred and be continuing, Debtor shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers and notifications) pertaining to any of the Pledged Shares; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken without the prior written consent of the Secured Party which would be inconsistent with or violate any provision of this Agreement or any other Loan Document.

Section 4.4.  Transfers and Other Liens; Additional Investments.  Except as may be expressly permitted by the terms of the Credit Agreement or this Agreement, Debtor agrees that it will (i) cause each issuer of any of the Collateral not to issue any shares of stock, notes or other securities or instruments in addition to or in substitution for any of the Collateral, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such shares of stock, membership interests, notes or instruments, and (iii) promptly (and in any event within three Business Days) deliver to the Secured Party an Amendment, duly executed by Debtor, in substantially the form of Exhibit A hereto (an "Amendment"), in respect of such shares of stock, membership interests, notes or instruments, together with all certificates, notes or other instruments representing or evidencing the same.  Debtor hereby (i) authorizes the Secured Party to attach each Amendment to this Agreement, and (ii) agrees that all such shares of stock, membership interests, notes or instruments listed on any Amendment delivered to the Secured Party shall for all purposes hereunder constitute Pledged Shares.

ARTICLE V

Rights of the Secured Party

Section 5.1.  POWER OF ATTORNEY.  DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE SECURED PARTY AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY–IN–FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF DEBTOR OR IN ITS OWN NAME, TO TAKE, AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH THE SECURED PARTY AT ANY TIME AND FROM TIME TO TIME DEEMS NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, DEBTOR HEREBY GIVES THE SECURED PARTY THE POWER AND RIGHT ON BEHALF OF DEBTOR AND IN ITS OWN NAME TO DO ANY OF THE FOLLOWING AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, WITH NOTICE TO DEBTOR BUT WITHOUT THE CONSENT OF DEBTOR:

(i)                to demand, sue for, collect or receive, in the name of Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;

(ii)                to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

(iii)                (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct (Debtor agrees that if any Proceeds of any Collateral shall be received by Debtor while an Event of Default exists, Debtor shall promptly deliver such Proceeds to the Secured Party with any necessary endorsements, and until such Proceeds are delivered to the Secured Party, such Proceeds shall be held in trust by Debtor for the benefit of the Secured Party and shall not be commingled with any other funds or property of Debtor); (B) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against Debtor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as the Secured Party may determine; (H) to add or release any guarantor, indorser, surety or other party to any of the Collateral; (I) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); and (K) to sell, transfer, pledge, convey, make any Agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Secured Party's security interest therein.

THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE.  The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so.  Neither the Secured Party nor any Person designated by the Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except any of the same resulting from its or their gross negligence or willful misconduct.  This power of attorney is conferred on the Secured Party solely to protect, preserve, maintain and realize upon its security interest in the Collateral.  The Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.

Section 5.2.  Assignment by the Secured Party.  The Secured Party and each Lender may at any time assign or otherwise transfer all or any portion of their rights and obligations under this Agreement and the other Loan Documents (including, without limitation, the Obligations) to any other Person, to the extent permitted by, and upon the conditions contained in, the Credit Agreement, and such Person shall thereupon become vested with all the benefits thereof granted to the Secured Party and the Lenders, respectively, herein or otherwise.

Section 5.3.  Possession; Reasonable Care.  The Secured Party may, from time to time, in its sole discretion, appoint one or more agents to hold physical custody, for the account of the Secured Party, of any or all of the Collateral that the Secured Party has a right to possess.  The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

ARTICLE VI

Default

Section 6.1.  Rights and Remedies.  If an Event of Default shall have occurred and be continuing, the Secured Party shall have the following rights and remedies:

(a)                In addition to all other rights and remedies granted to the Secured Party in this Agreement or in any other Loan Document or by applicable law, the Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral).  Without limiting the generality of the foregoing, the Secured Party may (A) without demand or notice to Debtor, collect, receive or take possession of the Collateral or any part thereof and for that purpose the Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may reasonably deem commercially reasonable or otherwise as may be permitted by law.  The Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of Debtor, which right or equity of redemption is hereby expressly waived and released by Debtor.  Upon the request of the Secured Party, Debtor shall assemble the Collateral and make it available to the Secured Party at any place designated by the Secured Party that is reasonably convenient to Debtor and the Secured Party.  Debtor agrees that the Secured Party shall not be obligated to give more than ten (10) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters.  The Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given.  The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  Debtor shall be liable for all reasonable expenses of retaking, holding, preparing for sale or the like, and all reasonable attorneys' fees, legal expenses and other costs and expenses incurred by the Secured Party in connection with the collection of the Obligations and the enforcement of the Secured Party's rights under this Agreement.  Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full.  The Secured Party may apply the Collateral against the Obligations as provided in the Credit Agreement.  Debtor waives all rights of marshaling, valuation and appraisal in respect of the Collateral.  Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and then or at any time thereafter applied in whole or in part by the Secured Party against, the Obligations in the order permitted by the Credit Agreement.  Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Secured Party and remaining after payment in full of all the Obligations shall be promptly paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus.

(b)                The Secured Party may cause any or all of the Collateral held by it to be transferred into the name of the Secured Party or the name or names of the Secured Party's nominee or nominees.

(c)                The Secured Party may exercise any and all rights and remedies of Debtor under or in respect of the Collateral, including, without limitation, any and all rights of Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral.  Debtor shall execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies and other instruments as the Secured Party may reasonably request for the purpose of enabling the Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to this clause (c) and to receive the dividends, interest and other distributions which it is entitled to receive hereunder.

(d)                The Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

(e)                On any sale of the Collateral, the Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

Section 6.2.  Private Sales.  Debtor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the Securities Act of 1933, as amended from time to time (the "Securities Act"), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof.  Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner.  Neither the Secured Party nor the Lenders shall be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act or under any applicable state securities laws, even if such issuer would agree to do so.  Debtor further agrees to do or cause to be done, to the extent that Debtor may do so under applicable law, all such other reasonable acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Debtor's expense; provided, however, Debtor shall not be required to file or cause any issuer of the Pledged Shares to file a registration statement under applicable laws in connection with an initial public offering of securities.

ARTICLE VII

Miscellaneous

Section 7.1.  No Waiver; Cumulative Remedies.  No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.  The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

Section 7.2.  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of Debtor and the Secured Party and their respective successors and assigns, except that Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Lenders and Secured Party may not appoint a successor Secured Party except in accordance with the Credit Agreement.

Section 7.3.  AMENDMENT; ENTIRE AGREEMENT.  THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.  Except as set forth in Section 4.4 hereof, the provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto and the Required Lenders.

Section 7.4.  Notices.  All notices and other communications provided for in this Agreement shall be given or made in accordance with the Credit Agreement.

Section 7.5.  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America.

Section 7.6.  Headings.  The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

Section 7.7.  Survival of Representations and Warranties.  All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Secured Party shall affect the representations and warranties or the right of the Secured Party to rely upon them.

Section 7.8.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

Section 7.9.  Waiver of Bond.  In the event the Secured Party seeks to take possession of any or all of the Collateral by judicial process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

Section 7.10.  Severability.  Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.11.  Termination.  If all of the Obligations shall have been paid and performed in full, all Commitments of the Secured Party or any Lender to Debtor shall have expired or terminated and no Letters of Credit shall remain outstanding, the Secured Party shall, upon the written request of Debtor, execute and deliver to Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.  Notwithstanding anything to the contrary contained in this Agreement, if the payment of any amount of the Obligations is rescinded, voided or must otherwise be refunded by the Secured Party or any Lender upon the insolvency, bankruptcy or reorganization of Debtor or any other Loan Party or otherwise for any reason whatsoever, then the security interests created by this Agreement will be automatically reinstated and become automatically effective and in full force and effect, all to the extent that and as though such payment so rescinded, voided or otherwise refunded had never been made and such release and termination of such security interests had never been given.

Section 7.12.  Obligations Absolute.  All rights and remedies of the Secured Party hereunder, and all obligations of Debtor hereunder, shall be absolute and unconditional irrespective of:

(a)                any lack of validity or enforceability of any of the Loan Documents;

(b)                any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents;

(c)                any exchange, release, or nonperfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations; or

(d)                any other circumstance that might otherwise constitute a defense available to, or a discharge of, a third party pledgor.

Section 7.13.  WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE SECURED PARTY OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

DEBTOR:

F.Y.I. INCORPORATED

By:	/s/ Barry L. Edwards
Barry L. Edwards
Executive Vice President and Chief Financial Officer

SECURED PARTY:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ David A. Johanson
David A. Johanson
Vice President

EXHIBIT A

TO

PLEDGE AGREEMENT

FORM OF AMENDMENT

This Amendment, dated __________, is delivered pursuant to Section 4.4 of the Pledge Agreement (as herein defined) referred to below.  The undersigned hereby agrees that this Amendment may be attached to the Pledge Agreement dated as of April 3, 2001, between the undersigned and Bank of America, N.A., as Secured Party for the ratable benefit of the Lenders referred to therein (the "Pledge Agreement"), and that the shares of stock, membership, partnership or other equity interests, notes or other instruments listed on Schedule 1 annexed hereto shall be and become part of the Collateral referred to in the Pledge Agreement and shall secure payment and performance of all Obligations as provided in the Pledge Agreement.

Capitalized terms used herein but not defined herein shall have the meanings therefor provided in the Pledge Agreement.

F.Y.I. INCORPORATED

By:
Name:
Title: